EXHIBIT 32.2

                           CERTIFICATIONS PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of ValCom, Inc., a Delaware corporation (the "Company"), on Form 10-KSB for the period ending September 30, 2005, as filed with the Securities and Exchange Commission on the date hereof
(the  "Report"),  I,  Sandra  Markham  the Company's  Secretary and  Treasurer,
certify,   pursuant   to  18  U.S.C.  Section  1350,  as  adopted  pursuant  to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the Company's financial condition and results of operations.

                                           Dated:  January 13, 2005

                                           By:    /s/  Sandra Markham
                                                  ----------------------------
                                                       Sandra Markham
                                                       Secretary and Treasurer